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                                                                    Exhibit 23-B

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-44848, 333-76858) and Form S-8 (Nos. 33-41074,
33-62181, 33-60479, 333-93801, 333-85509 and 333-59198) of Tech Data Corporation
of our report dated March 28, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

                                   /s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Tampa, Florida
April 17, 2002